                                                                     EXHIBIT 4-E

                           QWEST CAPITAL FUNDING, INC.

                              Officers' Certificate

                  Pursuant to Sections 2.02, 2.03 and 11.04 of the Indenture, dated as of June 29, 1998, as supplemented by the First Supplemental Indenture, dated as of June 30, 2000 (as so supplemented, the "Indenture"), each among Qwest Capital Funding, Inc. (the "Corporation"), Qwest Communications International Inc. (as successor to U S WEST, Inc.) (the "Guarantor"), and Bank One Trust Company, National Association, as trustee (the "Trustee"), each of the undersigned, the Executive Vice President, General Counsel, Chief Administrative Officer and Secretary, and the Associate General Counsel and Assistant Secretary of the Corporation, hereby certifies, on the Corporation's behalf, as follows:

                  (1) The issuance of Securities of the series designated as the "5 7/8% Notes due August 3, 2004" in an aggregate principal amount of $1,250,000,000 (the "2004 Notes"), the series designated as the "7% Notes due August 3, 2009" in an aggregate principal amount of $2,000,000,000 (the "2009 Notes") and the series designated as the "7 5/8% Notes due August 3, 2021" in an aggregate principal amount of $500,000,000 (the "2021 Notes," and, collectively with the 2004 Notes and the 2009 Notes, the "Notes") have been approved and authorized in accordance with the provisions of the Indenture by resolutions adopted by the Board of Directors of the Corporation by unanimous written consent effective as of July 25, 2001; such resolutions have not been amended, modified or rescinded and remain in full force and effect; and such resolutions are the only resolutions adopted by the Corporation's Board of Directors, or any committee of such Board of Directors, relating to the Notes;

                  (2) The Notes are being sold by the Corporation pursuant to an Offering Memorandum, dated July 25, 2001 (the "Offering Memorandum");

                  (3) The terms of the series of Notes shall be as follows:

                      (a) The title of the Notes are "5 7/8% Notes due August 3, 2004", the "7% Notes due August 3, 2009" and the "7 5/8% Notes due August 3, 2021".

                      (b) The 2004 Notes are to be issued in an aggregate principal amount of $1,250,000,000, the 2009 Notes are to be issued in an aggregate principal amount of $2,000,000,000 and the 2021 Notes are to be issued in an aggregate principal amount of $500,000,000.

                      (c) The principal amount of the 2004 Notes shall be payable on August 3, 2004, the principal amount of the 2009 Notes shall be payable on August 3, 2009 and the principal amount of the 2021 Notes shall be payable on August 3, 2021.

                      (d) The 2004 Notes shall bear interest at a rate of 5 7/8% per annum, the 2009 Notes shall bear interest at a rate of 7% per annum and the

                             2021 Notes shall bear interest at a rate of 7 5/8% per annum, each payable as set forth in the Notes attached hereto as Appendix A which is hereby incorporated in and expressly made a part of this Officers' Certificate.

                      (e) Provisions relating to form, transfer and exchange of the Notes are set forth in Appendix A. The certificates for the Notes shall be in substantially the form of Appendix A.

                      (f) The Notes will be issued and transferable only in denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000. The Notes may be issued in book-entry form and, if so issued, will be represented by Global Notes (as defined in Appendix A) delivered to the Depositary (as defined in Appendix A), and recorded in the book-entry system maintained by the Depositary, all in accordance with the provisions set forth in Appendix A.

                      (g) Payments of principal, premium, if any, and interest on the Notes will be made to the Depositary, or its nominee, as the case may be, as the registered owner or holder of the Global Notes. In the event that any of the Notes are issued in certificated form in exchange for the Global Notes, as set forth in Appendix A, principal and interest thereon will be payable at the office of the Paying Agent in The City of New York designated for such purpose; provided that payment of interest, other than interest payable at maturity or upon redemption, may be made at the option of the Corporation by check mailed by the Paying Agent to the address of the person entitled thereto as shown on the debt securities register.

                      (h) The Trustee shall be the Registrar and initial transfer agent for the Notes (subject to the Corporation's right to remove the Trustee as such transfer agent and, from time to time, to designate one or more other transfer agents and to rescind from time to time any such designations).

                      (i) The Notes are redeemable at the option of the Corporation as described in Appendix A. The Notes will not be subject to any sinking fund.

                      (j) The Notes shall be sold by the Corporation to Lehman Brothers Inc. Merrill Lynch, Pierce, Fenner & Smith Incorporated, and the several initial purchasers named in Schedule I of the Purchase Agreement (collectively, the "Initial Purchasers") dated July 25, 2001 (the "Purchase Agreement"), among the Company, the Guarantor, and the Initial Purchasers. The 2004 Notes will be sold to the Initial Purchasers at a price equal to 99.570% of the principal amount thereof, the 2009 Notes will be sold to the Initial Purchasers at a price equal to 98.702% of the principal amount thereof and the 2021 Notes will be sold to the Initial Purchasers at a price equal to 98.083% of the principal amount thereof; the Initial Purchasers will offer the Notes from time to time for sale in one or more negotiated transactions, or otherwise, at market prices prevailing at the time of sale, at prices related to such market prices or at negotiated prices.

                  (4) All covenants or conditions precedent provided for in the Indenture relating to the establishment of the series of Securities herein described, the terms of such series, and the authentication of the Notes have been complied with.

                  Each of the undersigned states that he has read and is familiar with the provisions of Article Two of the Indenture relating to the issuance of Securities thereunder; that he is generally familiar with the other provisions of the Indenture and with the affairs of the Corporation and its corporate acts and proceedings; and that in his opinion, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not the covenants and conditions referred to above have been complied with.

                  Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Indenture.

                  IN WITNESS WHEREOF, we have hereunto signed our names and affixed the seal of the Corporation.

Dated as of July 30, 2001


                                By: /s/ DRAKE S. TEMPEST
                                   ---------------------------
                                   Name:  Drake S. Tempest
                                   Title: Executive Vice President, General
                                          Counsel, Chief Administrative Officer
                                          and Secretary





                                By: /s/ YASH A. RANA
                                   ---------------------------
                                   Name:  Yash A. Rana
                                   Title: Associate General Counsel and
                                          Assistant Secretary

                            REGULATION S GLOBAL NOTE

         TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), NOMINEES OF DTC OR A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE, AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH HEREIN AND IN THE INDENTURE REFERRED TO HEREIN.

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF IS DEEMED TO HAVE AGREED TO BE BOUND BY THE PROVISIONS OF A REGISTRATION RIGHTS AGREEMENT AMONG THE COMPANY, QWEST COMMUNICATIONS INTERNATIONAL INC., AND THE INITIAL PURCHASERS NAMED THEREIN, DATED JULY 30, 2001 (THE "REGISTRATION RIGHTS AGREEMENT"). THE COMPANY WILL PROVIDE A COPY OF THE REGISTRATION RIGHTS AGREEMENT TO A HOLDER WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE

144A") TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S (AS DEFINED BELOW) RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) OR
(E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

         THE HOLDER OF THIS NOTE BY ACCEPTANCE HEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT IF IT IS A PURCHASER IN A SALE THAT OCCURS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S OF THE SECURITIES ACT, IT ACKNOWLEDGES THAT, UNTIL EXPIRATION OF THE "40-DAY DISTRIBUTION COMPLIANCE PERIOD" WITHIN THE MEANING OF RULE 903 OF REGULATION S, ANY OFFER OR SALE OF THIS NOTE SHALL NOT BE MADE BY IT TO A U.S. PERSON TO FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON WITHIN THE MEANING OF RULE 902(o) UNDER THE SECURITIES ACT."



REGISTERED                                                PRINCIPAL AMOUNT
No. [____]                                                $[__________]
CUSIP No. [__________]


                           QWEST CAPITAL FUNDING, INC.
                      [____]% Notes due [___________, 20__]
                   Unconditionally Guaranteed as to Payment of
                   Principal, Premium, if any, and Interest by
                     QWEST COMMUNICATIONS INTERNATIONAL INC.


         QWEST CAPITAL FUNDING, INC. (formerly known as U S WEST Capital Funding, Inc.), a corporation duly organized and existing under the laws of the State of Colorado (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [_____________________________________________] DOLLARS
($[__________]) (or such lesser amount as shall be listed on the Schedule of Increases or Decreases in Global Note attached hereto) on [___________, 20__] (the "Maturity Date"), unless previously redeemed on any Redemption Date (as defined below), by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts and to pay interest thereon semiannually on each February 3 and August 3, commencing February 3, 2002

(each, an "Interest Payment Date"), and on the Maturity Date at the rate per annum specified in the title of this Note, from July 30, 2001 (or from the most recent Interest Payment Date to which interest has been paid or duly provided for) until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the Company shall default in the payment of interest due on any Interest Payment Date, then this Note shall bear interest from the most recent Interest Payment Date to which interest has been paid or, if no interest has been paid on this Note, from July 30, 2001. The interest so payable on any Interest Payment Date will, subject to certain exceptions provided in the Indenture referred to herein, be paid to the person in whose name this Note shall be registered at the close of business on the date 15 days immediately prior to such Interest Payment Date or Maturity Date unless such date is a Legal Holiday (as defined in the Indenture), in which event such payment shall be made on the next succeeding day that is not a Legal Holiday. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

         This Note is one of the duly authorized series of Securities of the Company, designated as the Company's "[____]% Notes due [___________, 20__]" (the "Notes"), initially limited to the aggregate principal amount of $[__________], all issued or to be issued under and pursuant to an Indenture dated as of June 29, 1998, as amended, modified or supplemented from time to time (as so amended, modified or supplemented, the "Indenture"), duly executed and delivered by the Company and Qwest Communications International Inc., as successor to U S WEST, Inc. (the "Guarantor"), to Bank One Trust Company, National Association, as trustee (hereinafter referred to as the "Trustee"), to which the Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantor and the Holders (the words "Holders" or "Holder" meaning the registered holders or registered holder of the Notes). Exchange Notes (as such term is defined in the Registration Rights Agreement referred to below) shall be deemed to be of the same series as the Notes for purposes of the Indenture.

         The Holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated as of July 30, 2001, among the Company, the Guarantor and the Initial Purchasers named therein (as the same may be amended from time to time, the "Registration Rights Agreement"). In the event that (i) the Exchange Offer Registration Statement (as such term is defined in the Registration Rights Agreement) is not filed with the Securities and Exchange Commission (the "Commission") on or prior to the 150th calendar day following July 30, 2001, (the "Closing Date"), (ii) the Exchange Offer Registration Statement has not been declared effective by the Commission on or prior to the 210th calendar day following the Closing Date, (iii) the Exchange Offer (as such term is defined in the Registration Rights Agreement) is not consummated or a Shelf Registration Statement (as such term is defined in the Registration Rights Agreement) is not declared effective by the Commission on or prior to the 240th calendar day following the Closing Date or (iv) the Shelf Registration Statement has been declared effective but such Shelf Registration Statement ceases to be effective or the Prospectus (as such term is defined in the Registration Rights Agreement) ceases to be usable for resales (A) at any time prior to the expiration of the Effectiveness Period (as such term is defined in the Registration Rights Agreement) or (B) if related to corporate developments, public filings or similar events or to correct a material misstatement or omission in the Prospectus, for more than 60 days (whether or not consecutive) in any twelve-month period, then in each such case the Special Interest Premium (as such term is defined in the Registration Rights Agreement) shall accrue in respect of this Note from and including the next calendar day following each of (a) such 150-day period in the case of clause (i) above, (b) such 210-day period in the case of clause (ii) above, (c) such 240-day period in the case of clause (iii) above, and from and including such day (in the case of clause (iv)(A) above), or the 61st day after (in the case of clause (iv)(B) above), such Shelf Registration Statement ceases to be effective or the Prospectus ceases to be usable for resales, in each case at a rate equal to 0.25% per annum. Any Special Interest Premium due will be payable in cash on the next succeeding February 3 or August 3, as the case may be, to Holders on the relevant Regular Record Dates for the payment of interest. The aggregate amount of the Special Interest Premium in respect of this Note payable pursuant to the above provisions shall in no event exceed 0.25% per annum; provided, however, that if the Exchange Offer Registration Statement is not declared effective on or prior to the 240th calendar day following the Closing Date, and the Company and the Guarantor shall request the Holder of this Note to provide the information called for by the Registration Rights Agreement for inclusion in the Shelf Registration Statement, this Note, if owned by a Holder who does not deliver such information to the Company and the Guarantor when required pursuant to the Registration Rights Agreement, will not be entitled to any such Special Interest Premium for any day after the 240th day following the Closing Date. Upon (1) the filing of the Exchange Offer Registration Statement after the 150-day period described in clause (i) above, (2) the effectiveness of the Exchange Offer Registration Statement after the 210-day period described in clause (ii) above, (3) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, after the 240-day period described in clause
(iii) above or (4) the earlier of (x) the return to effectiveness of the Shelf Registration Statement or (y) the usability of the Prospectus for resales or (z) the expiration of the Effectiveness Period (as such term is defined in the Registration Rights Agreement) (in the case of clause (iv) above), the interest rate on this Note from the date of such filing, effectiveness, consummation or expiration of the applicable time period, as the case may be, will be reduced to the original interest rate of [____]% per annum. The Company shall promptly provide the Trustee with notice of any change in the interest rate borne by this Note.

         The Notes shall be redeemable at the option of the Company in whole at any time or in part from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of this Note to be redeemed and (ii) the sum, as determined by the Quotation Agent (as defined below), of the present values of the principal amount of this Note to be redeemed and the remaining scheduled payments of interest on the principal amount of this Note to be redeemed from the redemption date to [__________, 20__] (the "Remaining Life"), discounted from their respective scheduled payment dates to the redemption date on a semiannual basis (assuming a 360-day year consisting of 30-day months) at the Treasury Rate (as defined below) plus __ basis points, plus, in either case, accrued interest thereon to the date of redemption.

         "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the Remaining Life that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity with the Remaining Life.

         "Comparable Treasury Price" means, with respect to any redemption date, the average of two Reference Treasury Dealer Quotations for such redemption date.

         "Quotation Agent" means the Reference Treasury Dealer appointed by the Company.

         "Reference Treasury Dealer" means each of Merrill Lynch Government Securities Inc. and Lehman Brothers Inc., and their successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

         "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual yield to maturity of the Comparable Treasury Issue, calculated on the third Business Day preceding such redemption date using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

         Notice of any redemption will be mailed not less than 15 nor more than 60 calendar days before the redemption date to the Holder hereof at its registered address. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the principal amount of this Note.

         If money sufficient to pay the redemption price with respect to and accrued interest on the principal amount of this Note to be redeemed on the redemption date is deposited with the Trustee on or before the redemption date and certain other conditions are satisfied, then on and after such date, interest will cease to accrue on the principal amount of this Note.

         Except as provided above, this Note is not redeemable by the Company prior to maturity and is not subject to any sinking fund.

         In case an Event of Default shall occur and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The Indenture contains provisions permitting the Company, the Guarantor and the Trustee, with the written consent of the Holders of a majority in principal amount of the outstanding Securities of each series affected by a supplemental indenture (with each series voting as a class), to enter into a supplemental indenture to add any provisions to or to change or eliminate any provisions of the Indenture or of any supplemental indenture or to modify, in each case in any manner not covered by provisions in the Indenture relating to amendments and waivers without the consent of Holders, the rights of the Holders of each such series. The Holders of a majority in principal amount of the outstanding Securities of each series affected by such waiver (with each series voting as a class), by notice to the Trustee, may waive compliance by the Company or the Guarantor with any provision of the Indenture, any supplemental indenture or the Securities of any such series, except a Default in payment of the principal of, premium on or interest on any Security. However, without the consent of each Holder affected, an amendment or waiver may not: (1) reduce the amount of Securities whose Holders must consent to an amendment or waiver;

(2) change the rate of or change the time for payment of interest on any Security; (3) change the principal of or change the fixed maturity of any Security; (4) waive a Default in the payment of the principal of, premium on or interest on any Security; (5) make any Security payable in money other than that stated in the Security; or (6) make any change in the provisions of the
Indenture: (i) with respect to the right of the Holders of a majority in principal amount of any series of Securities, by notice to the Trustee, to waive an existing Default with respect to that series and its consequences; (ii) with respect to the right of any Holder of a Security to receive payment of principal of, premium on and interest on the Security, on or after the respective due dates expressed in the Security, the right of any Holder of a coupon to receive payment of interest due as provided in such coupon, or the right to bring suit for enforcement of any such payments on or after their respective dates; and
(iii) described in this sentence.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the place, at the respective times, at the rate, and in the coin or currency herein prescribed.

         No director, officer, employee or stockholder, as such, of the Company or the Guarantor shall have any liability for any obligations of the Company under this Note or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder, by accepting this Note, waives and releases all such liability. The waiver and release are part of the consideration for the issue of this Note and the Guarantee endorsed hereon.

         The laws of the State of New York shall govern the Indenture and this Note.

         Ownership of this Note shall be proved by the register for the Notes kept by the Registrar. The Company, the Guarantor, the Trustee and any agent of the Company may treat the person in whose name a Note is registered as the absolute owner thereof for all purposes.

         Terms used herein without definition that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Unless the Certificate of Authentication hereon has been executed by the Trustee under the Indenture referred to herein by the manual signature of one of its authorized officers, or on behalf of the Trustee by the manual signature of an authorized officer of the Trustee's authenticating agent, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or by facsimile, and its corporate seal or a facsimile of its corporate seal to be imprinted hereon.

         Date:  [__________, 20__]

                                                QWEST CAPITAL FUNDING, INC.
(SEAL)


                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:


                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:



                          CERTIFICATE OF AUTHENTICATION

         This is one of the Notes of the series designated herein, issued under the Indenture described herein.



BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee


By:
    ---------------------------------
           Authorized Signatory

              GUARANTEE OF QWEST COMMUNICATIONS INTERNATIONAL INC.

         FOR VALUE RECEIVED, Qwest Communications International Inc. (as successor to U S WEST, Inc.) a corporation duly organized and existing under the laws of the State of Delaware (the "Guarantor"), hereby unconditionally guarantees to the holder of the Note upon which this Guarantee is endorsed the due and punctual payment of the principal, premium, if any, and interest on said Note, when and as the same shall become due and payable, whether at maturity or otherwise, according to the terms thereof and of the Indenture referred to therein.

         The Guarantor agrees to determine, at least one business day prior to the date upon which a payment of principal, premium, if any, or interest on said
Note is due and payable, whether Qwest Capital Funding, Inc. (the "Company") has available the funds to make such payment as the same shall become due and payable. In case of the failure of the Company punctually to pay any such principal, premium, if any, or interest, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity or otherwise, and as if such payment were made by the Company.

         The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrevocable and absolute, irrespective of the validity, regularity, or enforceability of said Note or the Indenture, dated as of June 29, 1998 (the "Indenture"), by and among the Company, the Guarantor and Bank One Trust Company, National Association, as trustee, the absence of any action to enforce the same, any waiver or consent by the holder of said Note with respect to any provisions thereof, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to said Note or indebtedness evidenced thereby and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in said Note and in this Guarantee.

         The Guarantor shall be subrogated to all rights of the holder of said Note against the Company in respect to any amounts paid by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not, without the consent of the holders of all of the Notes then outstanding, be entitled to enforce or to receive any payments arising out of or based upon such right of subrogation until the principal, premium, if any, and interest on all Notes of the Company known as "[____]% Notes due [__________, 20__]" shall have been paid in full or payment thereof shall have been provided for in accordance with said Indenture.

         Notwithstanding anything to the contrary contained herein, if following any payment of principal, premium, if any, or interest by the Company on the Notes to the holders of the Notes it is determined by a final decision of a court of competent jurisdiction that such payment shall be avoided by a trustee in bankruptcy (including any debtor-in-possession) as a preference under 11 U.S.C. Section 547 and such payment is paid by such holder to such trustee in bankruptcy, then and to the extent of such repayment the obligations of the Guarantor hereunder shall remain in full force and effect.

         This Guarantee shall not be valid or become obligatory for any purpose with respect to a Note until the certificate of authentication of such Note shall have been signed by the Trustee or on its behalf by the Trustee's authenticating agent.

         This Guarantee shall be governed by the laws of the State of New York.

        IN WITNESS WHEREOF, Qwest Communications International Inc. has caused this Guarantee to be signed in its corporate name by the signature of two of its officers thereunto duly authorized and has caused its corporate seal to be affixed hereunto.

                                             QWEST COMMUNICATIONS
                                             INTERNATIONAL INC.

                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


(SEAL)

                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                 ASSIGNMENT FORM



FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s)
unto
     ---------------------------------------------------------------------------

Please insert social security number or other identifying number of assignee:


--------------------------------------

Please print or type name and address (including zip code) of assignee:

--------------------------------------

--------------------------------------

--------------------------------------

--------------------------------------

the within Note and all rights thereunder, hereby irrevocably constituting and appointing _____________________ attorney to transfer said Note of Qwest Capital Funding, Inc. on the books of Qwest Capital Funding, Inc, with full power of substitution in the premises.

--------------------------------------

Dated:
      -------------------------------


         NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Note in every particular without alteration or enlargement or any change whatsoever.

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER

         This certificate relates to $_________ principal amount of Notes held in (check applicable space) ____ book-entry or _____ definitive form by the undersigned.

         The undersigned (check one box below):

         : has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Note held by the Depository a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Note (or the portion thereof indicated above); or

         : has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

         In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that such Notes are being transferred in accordance with its terms:

         CHECK ONE BOX BELOW

         :      (1) to the Company; or

         :      (2) pursuant to an effective registration statement under the
Securities Act; or

         :      (3) inside the United States to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

         :      (4) outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act; or

         :      (5) pursuant to another available exemption from registration requirements of the Securities Act.

         Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company and the Trustee has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Date:                                       ------------------------------------
      ------------                          SIGNATURE OR SIGNATURE GUARANTEE:
                                            NOTICE: Signature must be guaranteed
                                            by a participant in a recognized
                                            signature guaranty medallion program
                                            or other signature guarantor
                                            acceptable to the Trustee.


TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

         The undersigned represents and warrants that it is purchasing the Notes for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company and the Guarantor as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
       ----------------


------------------------------
NOTICE:  To be executed by an executive officer

                              RULE 144A GLOBAL NOTE

         TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), NOMINEES OF DTC OR A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE, AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH HEREIN AND IN THE OFFICERS' CERTIFICATE OF QWEST CAPITAL FUNDING, INC. ("THE COMPANY") DATED JULY 30, 2001 PURSUANT TO THE INDENTURE REFERRED TO HEREIN.

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF IS DEEMED TO HAVE AGREED TO BE BOUND BY THE PROVISIONS OF A REGISTRATION RIGHTS AGREEMENT AMONG THE COMPANY, QWEST COMMUNICATIONS INTERNATIONAL INC., AND THE INITIAL PURCHASERS NAMED THEREIN, DATED JULY 30, 2001 (THE "REGISTRATION RIGHTS AGREEMENT"). THE COMPANY WILL PROVIDE A COPY OF THE REGISTRATION RIGHTS AGREEMENT TO A HOLDER WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT

("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S (AS DEFINED BELOW) RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) OR
(E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.



REGISTERED                                                    PRINCIPAL AMOUNT
No. [____]                                                    $[__________]
CUSIP No. [__________]


                           QWEST CAPITAL FUNDING, INC.
                      [___]% Notes due [___________, 20__]
                   Unconditionally Guaranteed as to Payment of
                   Principal, Premium, if any, and Interest by
                     QWEST COMMUNICATIONS INTERNATIONAL INC.


         QWEST CAPITAL FUNDING, INC. (formerly known as U S WEST Capital Funding, Inc.), a corporation duly organized and existing under the laws of the State of Colorado (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [_____________________________________________] DOLLARS
($[__________]) (or such lesser amount as shall be listed on the Schedule of Increases or Decreases in Global Note attached hereto) [___________, 20__] (the "Maturity Date"), unless previously redeemed on any Redemption Date (as defined below), by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts and to pay interest thereon semiannually on each February 3 and August 3, commencing February 3, 2002 (each, an "Interest Payment Date"), and on the Maturity Date at the rate per annum specified in the title of this Note, from July 30, 2001 (or from the most recent Interest Payment Date to which interest has been paid or duly provided for) until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the Company shall default in the payment of interest due on any Interest Payment Date, then this Note shall bear interest from the most recent Interest Payment Date to which interest has been paid or, if no interest has been paid on this Note, from July 30, 2001. The interest so payable on any Interest Payment Date will, subject to certain exceptions provided in the Indenture referred to herein, be paid to the person in whose name this Note shall be registered at the close of business on the date 15 days immediately prior to such

Interest Payment Date or Maturity Date Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. If any Interest Payment Date, Maturity Date or redemption date is a Legal Holiday (as defined in the Indenture) in New York, New York, the required payment will be made on the next succeeding day that is not a Legal Holiday as if it were made on the date such payment was due and no interest will accrue on the amount so payable for the period from and after such Interest Payment Date, maturity date or redemption date, as the case may be, to such next succeeding day.

         This Note is one of the duly authorized series of Securities of the Company, designated as the Company's "[____]% Notes due [___________, 20__]" (the "Notes"), initially limited to the aggregate principal amount of $[__________], all issued or to be issued under and pursuant to an Indenture dated as of June 29, 1998, as amended, modified or supplemented from time to time (as so amended, modified or supplemented, the "Indenture"), duly executed and delivered by the Company and Qwest Communications International Inc. (as successor to U S WEST, Inc.), (the "Guarantor"), to Bank One Trust Company, National Association, as trustee (hereinafter referred to as the "Trustee"), to which Indenture and all Indentures supplemental thereto reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantor and the Holders (the words "Holders" or "Holder" meaning the registered holders or registered holder of the Notes). Exchange Notes (as such term is defined in the Registration Rights Agreement referred to below) shall be deemed to be of the same series as the Notes for purposes of the Indenture.

         The Holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated as of July 30, 2001, among the Company, the Guarantor and the Initial Purchasers named therein (as the same may be amended from time to time, the "Registration Rights Agreement"). In the event that (i) the Exchange Offer Registration Statement (as such term is defined in the Registration Rights Agreement) is not filed with the Securities and Exchange Commission (the "Commission") on or prior to the 150th calendar day following July 30, 2001, (the "Closing Date"), (ii) the Exchange Offer Registration Statement has not been declared effective by the Commission on or prior to the 210th calendar day following the Closing Date, (iii) the Exchange Offer (as such term is defined in the Registration Rights Agreement) is not consummated or a Shelf Registration Statement (as such term is defined in the Registration Rights Agreement) is not declared effective by the Commission on or prior to the 240th calendar day following the Closing Date or (iv) the Shelf Registration Statement has been declared effective but such Shelf Registration Statement ceases to be effective or the Prospectus (as such term is defined in the Registration Rights Agreement) ceases to be usable for resales (A) at any time prior to the expiration of the Effectiveness Period (as such term is defined in the Registration Rights Agreement) or (B) if related to corporate developments, public filings or similar events or to correct a material misstatement or omission in the Prospectus, for more than 60 days (whether or not consecutive) in any twelve-month period, then in each such case the Special Interest Premium (as such term is defined in the Registration Rights Agreement) shall accrue in respect of this Note from and including the next calendar day following each of
(a) such 150-day period in the case of clause (i) above, (b) such 210-day period in the case of clause (ii) above, (c) such 240-day period in the case of clause
(iii) above, and from and including such day (in the case of clause (iv)(A) above), or the 61st day after (in the case of clause (iv)(B) above), such Shelf Registration Statement ceases to be effective or the Prospectus ceases to be usable for resales, in each case at a rate equal to 0.25% per annum. Any Special Interest Premium due will be payable in cash on the next succeeding February 3 or August 3, as the case may be, to Holders on the relevant Regular Record Dates for the payment of interest. The aggregate amount of the Special Interest Premium in respect of this Note payable pursuant to the above provisions shall in no event exceed 0.25% per annum; provided, however, that if the Exchange Offer Registration Statement is not declared effective on or prior to the 240th calendar day following the Closing Date, and the Company and the Guarantor shall request the Holder of this Note to provide the information called for by the Registration Rights Agreement for inclusion in the Shelf Registration Statement, this Note, if owned by a Holder who does not deliver such information to the Company and the Guarantor when required pursuant to the Registration Rights Agreement, will not be entitled to any such Special Interest Premium for any day after the 240th day following the Closing Date. Upon (1) the filing of the Exchange Offer Registration Statement after the 150-day period described in clause (i) above, (2) the effectiveness of the Exchange Offer Registration Statement after the 210-day period described in clause (ii) above, (3) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, after the 240-day period described in clause (iii) above or (4) the earlier of (x) the return to effectiveness of the Shelf Registration Statement or (y) the usability of the Prospectus for resales or (z) the expiration of the Effectiveness Period (as such term is defined in the Registration Rights Agreement) (in the case of clause (iv) above), the interest rate on this Note from the date of such filing, effectiveness, consummation or expiration of the applicable time period, as the case may be, will be reduced to the original interest rate of [___]% per annum. The Company shall promptly provide the Trustee with notice of any change in the interest rate borne by this Note.

         The Notes shall be redeemable at the option of the Company in whole at any time or in part from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of this Note to be redeemed and (ii) the sum, as determined by the Quotation Agent (as defined below), of the present values of the principal amount of this Note to be redeemed and the remaining scheduled payments of interest on the principal amount of this Note to be redeemed from the redemption date to [__________, 20__] (the "Remaining Life"), discounted from their respective scheduled payment dates to the redemption date on a semiannual basis (assuming a 360-day year consisting of 30-day months) at the Treasury Rate (as defined below) plus __ basis points, plus, in either case, accrued interest thereon to the date of redemption.

         "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the Remaining Life that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity with the Remaining Life.

         "Comparable Treasury Price" means, with respect to any redemption date, the average of two Reference Treasury Dealer Quotations for such redemption date.

         "Quotation Agent" means the Reference Treasury Dealer appointed by the Company.

         "Reference Treasury Dealer" means each of Merrill Lynch Government Securities Inc. and Lehman Brothers Inc., and their successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

         "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual yield to maturity of the Comparable Treasury Issue, calculated on the third Business Day preceding such redemption date using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

         Notice of any redemption will be mailed not less than 15 nor more than 60 calendar days before the redemption date to the Holder hereof at its registered address. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the principal amount of this Note.

         If money sufficient to pay the redemption price with respect to and accrued interest on the principal amount of this Note to be redeemed on the redemption date is deposited with the Trustee on or before the redemption date and certain other conditions are satisfied, then on and after such date, interest will cease to accrue on the principal amount of this Note.

         Except as provided above, this Note is not redeemable by the Company prior to maturity and is not subject to any sinking fund.

         In case an Event of Default shall occur and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The Indenture contains provisions permitting the Company, the Guarantor and the Trustee, with the written consent of the Holders of a majority in principal amount of the outstanding Securities of each series affected by a supplemental indenture (with each series voting as a class), to enter into a supplemental indenture to add any provisions to or to change or eliminate any provisions of the Indenture or of any supplemental indenture or to modify, in each case in any manner not covered by provisions in the Indenture relating to amendments and waivers without the consent of Holders, the rights of the Holders of each such series. The Holders of a majority in principal amount of the outstanding Securities of each series affected by such waiver (with each series voting as a class), by notice to the Trustee, may waive compliance by the Company or the Guarantor with any provision of the Indenture, any supplemental indenture or the Securities of any such series, except a Default in payment of the principal of, premium on or interest on any Security. However, without the consent of each Holder affected, an amendment or waiver may not: (1) reduce the amount of Securities whose Holders must consent to an amendment or waiver; (2) change the rate of or change the time for payment of interest on any Security;
(3) change the principal of or change the fixed maturity of any Security; (4) waive a Default in the payment of the principal of, premium on or interest on any Security; (5) make any Security payable in money other than that stated in the Security; or (6) make any change in the provisions of the Indenture: (i) with respect to the right of the Holders of a majority in principal amount of any series of

Securities, by notice to the Trustee, to waive an existing Default with respect to that series and its consequences; (ii) with respect to the right of any Holder of a Security to receive payment of principal of, premium on and interest on the Security, on or after the respective due dates expressed in the Security, the right of any Holder of a coupon to receive payment of interest due as provided in such coupon, or the right to bring suit for enforcement of any such payments on or after their respective dates; and (iii) described in this sentence.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the place, at the respective times, at the rate, and in the coin or currency herein prescribed.

         No director, officer, employee or stockholder, as such, of the Company or the Guarantor shall have any liability for any obligations of the Company under this Note or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder, by accepting this Note, waives and releases all such liability. The waiver and release are part of the consideration for the issue of this Note and the Guarantee endorsed hereon.

         The laws of the State of New York shall govern the Indenture and this Note.

         Ownership of this Note shall be proved by the register for the Notes kept by the Registrar. The Company, the Guarantor, the Trustee and any agent of the Company may treat the person in whose name a Note is registered as the absolute owner thereof for all purposes.

         Terms used herein without definition that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Unless the Certificate of Authentication hereon has been executed by the Trustee under the Indenture referred to herein by the manual signature of one of its authorized officers, or on behalf of the Trustee by the manual signature of an authorized officer of the Trustee's authenticating agent, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or by facsimile, and its corporate seal or a facsimile of its corporate seal to be imprinted hereon.

         Date:  [__________, 20__]

                                           QWEST CAPITAL FUNDING, INC.
(SEAL)


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:




                          CERTIFICATE OF AUTHENTICATION

         This is one of the Notes of the series designated herein, issued under the Indenture described herein.



Bank One Trust Company, National Association, as Trustee


By:
    ------------------------------------------
                Authorized Signatory

              GUARANTEE OF QWEST COMMUNICATIONS INTERNATIONAL INC.

         FOR VALUE RECEIVED, Qwest Communications International Inc., a corporation duly organized and existing under the laws of the State of Delaware (the "Guarantor"), hereby unconditionally guarantees to the holder of the Note upon which this Guarantee is endorsed the due and punctual payment of the principal, premium, if any, and interest on said Note, when and as the same shall become due and payable, whether at maturity or otherwise, according to the terms thereof and of the Indenture referred to therein.

         The Guarantor agrees to determine, at least one business day prior to the date upon which a payment of principal, premium, if any, or interest on said
Note is due and payable, whether Qwest Capital Funding, Inc. (the "Company") has available the funds to make such payment as the same shall become due and payable. In case of the failure of the Company punctually to pay any such principal, premium, if any, or interest, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity or otherwise, and as if such payment were made by the Company.

         The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrevocable and absolute, irrespective of the validity, regularity, or enforceability of said Note or the Indenture, dated as of June 29, 1998, as amended, modified or supplemented from time to time (as so amended, modified or supplemented, the "Indenture"), by and among the Company, the Guarantor (as successor to U S WEST, Inc.) and Bank One Trust Company, National Association, as trustee (hereinafter referred to as the "Trustee"), the absence of any action to enforce the same, any waiver or consent by the holder of said Note with respect to any provisions thereof, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to said Note or indebtedness evidenced thereby and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in said Note and in this Guarantee.

         The Guarantor shall be subrogated to all rights of the holder of said Note against the Company in respect to any amounts paid by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not, without the consent of the holders of all of the Notes then outstanding, be entitled to enforce or to receive any payments arising out of or based upon such right of subrogation until the principal, premium, if any, and interest on all Notes of the Company known as "[____]% Notes due [__________, 20__]" shall have been paid in full or payment thereof shall have been provided for in accordance with said Indenture.

         Notwithstanding anything to the contrary contained herein, if following any payment of principal, premium, if any, or interest by the Company on the Notes to the holders of the Notes it is determined by a final decision of a court of competent jurisdiction that such payment shall be avoided by a trustee in bankruptcy (including any debtor-in-possession) as a preference under 11 U.S.C. Section 547 and such payment is paid by such holder to such trustee in bankruptcy, then and to the extent of such repayment the obligations of the Guarantor hereunder shall remain in full force and effect.

         This Guarantee shall not be valid or become obligatory for any purpose with respect to a Note until the certificate of authentication of such Note shall have been signed by the Trustee or on its behalf by the Trustee's authenticating agent.

         This Guarantee shall be governed by the laws of the State of New York.

        IN WITNESS WHEREOF, Qwest Communications International Inc. has caused this Guarantee to be signed in its corporate name by the signature of two of its officers thereunto duly authorized and has caused its corporate seal to be affixed hereunto.

                                     QWEST COMMUNICATIONS INTERNATIONAL INC.


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


(SEAL)

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                 ASSIGNMENT FORM


FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s)
unto
     ---------------------------------------------------------------------------

Please insert social security number or other identifying number of assignee:

--------------------------------------

Please print or type name and address (including zip code) of assignee:

--------------------------------------

--------------------------------------

--------------------------------------

--------------------------------------

the within Note and all rights thereunder, hereby irrevocably constituting and appointing _____________________ attorney to transfer said Note of Qwest Capital Funding, Inc. on the books of Qwest Capital Funding, Inc., with full power of substitution in the premises.

--------------------------------------

Dated:
       -------------------------------


         NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Note in every particular without alteration or enlargement or any change whatsoever.

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER



         This certificate relates to $_________ principal amount of Notes held in (check applicable space) ____ book-entry or _____ definitive form by the undersigned.

         The undersigned (check one box below):

         : has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Note held by the Depository a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Note (or the portion thereof indicated above); or

         : has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

         In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that such Notes are being transferred in accordance with its terms:

         CHECK ONE BOX BELOW

         :      (1) to the Company; or

         :      (2) pursuant to an effective registration statement under the
Securities Act; or

         :      (3) inside the United States to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

         :      (4) outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act; or

         :      (5) pursuant to another available exemption from registration requirements of the Securities Act.

         Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company and the Trustee has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Date:
      ------------                          ------------------------------------
                                            SIGNATURE OR SIGNATURE GUARANTEE:
                                            NOTICE: Signature must be guaranteed
                                            by a participant in a recognized
                                            signature guaranty medallion program
                                            or other signature guarantor
                                            acceptable to the Trustee.


TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

         The undersigned represents and warrants that it is purchasing the Notes for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company and the Guarantor as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
       ----------------


------------------------------
NOTICE:  To be executed by an executive officer

           PROVISIONS RELATING TO FORM, TRANSFER AND EXCHANGE OF NOTES


SECTION 1. DEFINITIONS

1.1 Definitions

         For the purposes of this Appendix A the following terms shall have the meanings indicated below:

         "Applicable Procedures" means, with respect to any transfer or transaction involving a Regulation S Global Note or beneficial interest therein, the rules and procedures of the Depositary for such Global Note, Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.

         "Clearstream" means Clearstream Banking, societe anonyme, or any successor securities clearing agency.

         "Corporation" means Qwest Capital Funding, Inc.

         "Definitive Note" means a certificated Note (bearing the Restricted Notes Legend if the transfer of such Note is restricted by applicable law) that does not include the Global Notes Legend.

         "Depositary" means The Depository Trust Company, its nominees and their respective successors.

         "Euroclear" means Euroclear Bank S.A./N.V. as operator of the Euroclear System or any successor securities clearing agency.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Global Notes Legend" means the legend set forth under that caption in Exhibits A and B to the Officers' Certificate to which this Appendix A is attached.

         "Initial Notes" means the Notes originally issued on the date hereof.

         "Initial Purchasers" means the several initial purchasers named in
Schedule I to the Purchaser Agreement.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

         "Purchase Agreement" means the Purchase Agreement dated July 25, 2001, among the Corporation and the Initial Purchasers.

         "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

         "Regulation S" means Regulation S under the Securities Act.

         "Regulation S Notes" means all Initial Notes offered and sold outside the United States in reliance on Regulation S.

         "Restricted Period", with respect to any Notes, means the period of 40 consecutive days beginning on and including the later of (i) the day on which such Notes are first offered to persons other than distributors (as defined in Regulation S under the Securities Act) in reliance on Regulation S and (ii) the date on which the Notes are originally issued.

         "Restricted Notes Legend" means the legend set forth in Section 2.2(e)(i) herein.

         "Rule 144A" means Rule 144A under the Securities Act.

         "Rule 144A Notes" means all Initial Notes offered and sold to QIBs in reliance on Rule 144A.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Securities Custodian" means the custodian with respect to a Global Note (as appointed by the Depositary) or any successor person thereto, who shall initially be the Trustee.

         "Transfer Restricted Notes" means Definitive Notes and any other Notes that bear or are required to bear the Restricted Notes Legend.

1.2 Other Definitions

         Term:                                                          Defined In Section:
         -----                                                          ------------------
         "Agent Members".......................................................2.1(b)
         "Global Note".........................................................2.1(a)
         "Regulation S Global Note"............................................2.1(a)
         "Rule 144A Global Note"...............................................2.1(a)

1.3 Terms Defined Elsewhere

         Capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Officers' Certificate to which this Appendix A is attached or in the Indenture.

SECTION 2. THE NOTES

2.1 Form and Dating

         The Initial Notes will be (i) offered and sold by the Corporation pursuant to the Purchase Agreement and (ii) resold, initially, only to (A) QIBs in reliance on Rule 144A and (B) Persons other than U.S. Persons (as defined in Regulation S) in reliance on Regulation S. Such Initial Notes may thereafter be transferred to, among others, QIBs and purchasers in reliance on Regulation S.

         (a) Global Notes. Rule 144A Notes shall be issued initially in the form of one or more permanent global Notes in definitive, fully registered form (collectively, the "Rule 144A Global Note") and Regulation S Notes shall be issued initially in the form of one or more global Notes (collectively, the "Regulation S Global Note"), in each case without interest coupons and bearing the Global Notes Legend and Restricted Notes Legend, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Securities Custodian, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Corporation and authenticated by the Trustee as provided in the Indenture. Beneficial ownership interests in the Regulation S Global Note shall not be exchangeable for interests in the Rule 144A Global Note or any other Note without a Restricted Notes Legend until the expiration of the Restricted Period. The Rule 144A Global Note and the Regulation S Global Note are each referred to herein as a "Global Note" and are collectively referred to herein as "Global Notes." The aggregate principal amount of the Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.

         (b) Book Entry Provisions. This Section 2.1(b) shall apply only to a Global Note deposited with or on behalf of the Depositary.

         The Corporation shall execute and the Trustee shall, in accordance with
Section 2.03 of the Indenture and this Section 2.1(b) and pursuant to a Company Order, authenticate and deliver initially one or more Global Notes that (a) shall be registered in the name of the Depositary for such Global Note or Global Notes or the nominee of such Depositary and (b) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions or held by the Trustee as Securities Custodian.

         Members of, or participants in, the Depositary ("Agent Members") shall have no rights under the Indenture with respect to any Global Note held on their behalf by the Depositary or by the Trustee as Securities Custodian or under such Global Note, and the Depositary may be treated by the Corporation, the Trustee and any agent of the Corporation or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Corporation, the Trustee or any agent of the Corporation or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Note.

         (c) Definitive Notes. Except as provided in Section 2.2 or 2.3, owners of beneficial interests in Global Notes will not be entitled to receive physical delivery of certificated Notes.

2.2 Transfer and Exchange

         (a) Transfer and Exchange of Definitive Notes. When Definitive Notes are presented to the Registrar with a request:

         (x) to register the transfer of such Definitive Notes; or

         (y) to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations,

the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Notes surrendered for transfer or exchange:

         (i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Corporation and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

         (ii) are accompanied by the following additional information and documents, as applicable:

                  (A) if such Definitive Notes are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in the form set forth on the reverse side of the Note);

                  (B) if such Definitive Notes are being transferred to the Corporation, a certification to that effect (in the form set forth on the reverse side of the Note); or

                  (C) if such Definitive Notes are being transferred pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or in reliance upon another exemption from the registration requirements of the Securities Act, (i) a certification to that effect (in the form set forth on the reverse side of the Note) and
         (ii) if the Corporation so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth in Section 2.2(e)(i).

         (b) Restrictions on Transfer of a Definitive Note for a Beneficial Interest in a Global Note. A Definitive Note may not be exchanged for a beneficial interest in a Global Note except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Note, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Corporation and the Registrar, together with:

         (i) certification (in the form set forth on the reverse side of the Initial Note) that such Definitive Note is being transferred (A) to a QIB in accordance with Rule 144A or (B) outside the United States in an offshore transaction within the meaning of Regulation S and in compliance with Rule 904 under the Securities Act; and

         (ii) written instructions directing the Trustee to make, or to direct the Securities Custodian to make, an adjustment on its books and records with respect to such Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Global Note, such instructions to contain information regarding the Depositary account to be credited with such increase, then the Trustee shall cancel such Definitive Note and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the

Depositary and the Securities Custodian, the aggregate principal amount of Notes represented by the Global Note to be increased by the aggregate principal amount of the Definitive Note to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Note equal to the principal amount of the Definitive Note so canceled. If no Global Notes are then outstanding and the Global Note has not been previously exchanged for certificated Notes pursuant to Section 2.3, the Corporation shall issue and the Trustee shall authenticate, upon written order of the Corporation in the form of an Officers' Certificate, a new Global Note in the appropriate principal amount.

         (c) Transfer and Exchange of Global Notes. (i) The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depositary, in accordance with the Indenture and this Appendix A (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor. A transferor of a beneficial interest in a Global Note shall deliver a written order given in accordance with the Depositary's procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in such Global Note or another Global Note and such account shall be credited in accordance with such order with a beneficial interest in the applicable Global Note and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Note being transferred. Transfers by an owner of a beneficial interest in the Rule 144A Global Note to a transferee who takes delivery of such interest through the Regulation S Global Note, whether before or after the expiration of the Restricted Period, shall be made only upon receipt by the Trustee of a certification from the transferor to the effect that such transfer is being made in accordance with Regulation S or (if available) Rule 144 under the Securities Act and that, if such transfer is being made prior to the expiration of the Restricted Period, the interest transferred shall be held immediately thereafter through Euroclear or Clearstream.

         (ii) If the proposed transfer is a transfer of a beneficial interest in one Global Note to a beneficial interest in another Global Note, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Note to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of Global Note from which such interest is being transferred.

         (iii) Notwithstanding any other provisions of this Appendix A (other than the provisions set forth in Section 2.3), a Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

         (d) Restrictions on Transfer of Regulation S Global Note. (i) Prior to the expiration of the Restricted Period, interests in the Regulation S Global Note may only be held through Euroclear or Clearstream. During the Restricted Period, beneficial ownership interests in the Regulation S Global Note may only be sold, pledged or transferred through Euroclear or Clearstream in accordance with the Applicable Procedures and only (A) to the Corporation, (B) so long as such security is eligible for resale pursuant to Rule 144A, to a person whom the selling holder reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (C) in an offshore transaction in accordance with Regulation S, (D) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if applicable) under the Securities Act or
(E) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States. Prior to the expiration of the Restricted Period, transfers by an owner of a beneficial interest in the Regulation S Global Note to a transferee who takes delivery of such interest through the Rule 144A Global Note shall be made only in accordance with Applicable Procedures and upon receipt by the Trustee of a written certification from the transferor of the beneficial interest in the form provided on the reverse of the Initial Note to the effect that such transfer is being made to a person whom the transferor reasonably believes is a QIB within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A. Such written certification shall no longer be required after the expiration of the Restricted Period.

         (ii) Upon the expiration of the Restricted Period, beneficial ownership interests in the Regulation S Global Note shall be transferable in accordance with applicable law and the other terms of the Indenture and this Appendix A.

         (e) Legend.

         (i) Except as permitted by the following paragraphs (ii) or (iii), each Note certificate evidencing the Global Notes and the Definitive Notes (and all Notes issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (each defined term in the legend being defined as such for purposes of the legend only):

         "THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF IS DEEMED TO HAVE AGREED TO BE BOUND BY THE PROVISIONS OF A REGISTRATION RIGHTS AGREEMENT AMONG THE COMPANY, QWEST COMMUNICATIONS INTERNATIONAL INC., AND THE INITIAL PURCHASERS NAMED THEREIN, DATED JULY 30, 2001 (THE "REGISTRATION RIGHTS AGREEMENT"). THE COMPANY WILL PROVIDE A COPY OF THE REGISTRATION RIGHTS AGREEMENT TO A HOLDER WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE

         LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) ONLY (A) TO THE COMPANY,
         (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S (AS DEFINED BELOW) RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

Each Regulation S Note shall bear the following additional legend:

         THE HOLDER OF THIS NOTE BY ACCEPTANCE HEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT IF IT IS A PURCHASER IN A SALE THAT OCCURS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S OF THE SECURITIES ACT, IT ACKNOWLEDGES THAT, UNTIL EXPIRATION OF THE "40-DAY DISTRIBUTION COMPLIANCE PERIOD" WITHIN THE MEANING OF RULE 903 OF REGULATION S, ANY OFFER OR SALE OF THIS NOTE SHALL NOT BE MADE BY IT TO A U.S. PERSON TO FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON WITHIN THE MEANING OF RULE 902(o) UNDER THE SECURITIES ACT."

Each Definitive Note shall bear the following additional legend:

         IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

         (ii) Upon any sale or transfer of a Transfer Restricted Note that is a Definitive Note, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Note for a Definitive Note that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Note if the Holder certifies in writing to the Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Initial Note).

         (iii) Upon a sale or transfer after the expiration of the Restricted Period of any Note acquired pursuant to Regulation S, all requirements that such Note bear the Restricted Notes Legend shall cease to apply and the requirements requiring any such Note be issued in global form shall continue to apply.

         (f) Cancellation or Adjustment of Global Note. At such time as all beneficial interests in a Global Note have either been exchanged for Definitive Notes, transferred, redeemed, repurchased or cancelled, such Global Note shall be returned by the Depositary to the Trustee for cancellation or retained and cancelled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for Definitive Notes, transferred in exchange for an interest in another Global Note, redeemed, repurchased or cancelled, the principal amount of Notes represented by such Global Note shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Securities Custodian for such Global
Note) with respect to such Global Note, by the Trustee or the Securities Custodian, to reflect such reduction.

         (g) Obligations with Respect to Transfers and Exchanges of Notes.

         (i) To permit registrations of transfers and exchanges, the Corporation shall execute and the Trustee shall authenticate, Definitive Notes and Global Notes at the Registrar's request.

         (ii) No service charge shall be made for any registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith.

         (iii) Prior to the due presentation for registration of transfer of any Note, the Corporation, the Trustee, the Paying Agent or the Registrar may deem and treat the person in whose name a Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Corporation, the Trustee, the Paying Agent or the Registrar shall be affected by notice to the contrary.

         (iv) All Notes issued upon any transfer or exchange pursuant to the terms of the Indenture and this Appendix A shall evidence the same debt and shall be entitled to the same benefits under the Indenture as the Notes surrendered upon such transfer or exchange.

         (h) No Obligation of the Trustee.

         (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Note, a member of, or a participant in the Depositary or any other Person with respect to the accuracy of the records of the Depository or its nominee or of any participant or member thereof, with respect to any ownership interest in the Notes or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Notes. All notices and communications to be given to the Holders and all payments to be made to Holders under the Notes shall be given or made only to the registered Holders (which shall be the Depositary or its nominee in the case of a Global Note).

The rights of beneficial owners in any Global Note shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Trustee may conclusively rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

         (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Indenture or this Appendix A or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depositary participants, members or beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of the Indenture and this Appendix A, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

2.3 Definitive Notes

         (a) A Global Note deposited with the Depositary or with the Trustee as Securities Custodian pursuant to Section 2.1 shall be transferred to the beneficial owners thereof in the form of Definitive Notes in an aggregate principal amount equal to the principal amount of such Global Note, in exchange for such Global Note, only if such transfer complies with Section 2.2 and (i) the Depositary notifies the Corporation that it is unwilling or unable to continue as a Depositary for such Global Note or if at any time the Depositary ceases to be a "clearing agency" registered under the Exchange Act, and a successor depositary is not appointed by the Corporation within 90 days of such notice, or (ii) an Event of Default has occurred and is continuing or (iii) the Corporation, in its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of certificated Notes under the Indenture and this Appendix A.

         (b) Any Global Note that is transferable to the beneficial owners thereof pursuant to this Section 2.3 shall be surrendered by the Depositary to the Trustee, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Note, an equal aggregate principal amount of Definitive Notes of authorized denominations. Any portion of a Global Note transferred pursuant to this Section shall be executed, authenticated and delivered only in denominations of $1,000 and any integral multiple thereof and registered in such names as the Depositary shall direct. Any certificated Initial Note in the form of a Definitive Note delivered in exchange for an interest in the Global Note shall, except as otherwise provided by Section 2.2(e), bear the Restricted Notes Legend.

         (c) Subject to the provisions of Section 2.3(b), the registered Holder of a Global Note may grant proxies and otherwise authorize any person, including Agent members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under the Indenture or the Notes.

         (d) In the event of the occurrence of any of the events specified in
Section 2.3(a)(i), (ii) or (iii), the Corporation will promptly make available to the Trustee a reasonable supply of Definitive Notes in fully registered form without interest coupons.